UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14A-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.___ )
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SIFCO Industries, Inc.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
_______________________________________________________________
(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
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SIFCO Industries, Inc.
970 East 64th Street, Cleveland, Ohio 44103
NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS
The 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of SIFCO Industries, Inc. (the “Company” or “SIFCO”) will be held virtually on January 28, 2026 at 9:30 a.m. local time, to consider and vote upon proposals to:
1.Elect four (4) directors, each to serve a one-year term until the 2027 Annual Meeting of Shareholders and/or their successors are duly elected;
2.Ratify the selection of Deloitte and Touche LLP as the independent registered public accounting firm of the Company for the 2026 fiscal year;
3.Cast a non-binding advisory vote on executive compensation (say-on-pay);
4.To vote on the frequency for holding the non-binding advisory vote on say-on-pay (every one, two or three years); and
5.Consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.
The holders of record of the Company's shares of common stock (the “Common Shares”) at the close of business on December 5, 2025 will be entitled to receive notice of and vote at the Annual Meeting.
Shareholders will be able to participate in the Annual Meeting online, vote their shares electronically, and submit questions at the meeting by registering at https://web.viewproxy.com/SIFCO/2026.
The SIFCO Industries, Inc. Annual Report on Form 10-K for the fiscal year ended September 30, 2025 is included with this Notice.
Your vote is very important. Whether you intend to attend the virtual meeting or not, you are encouraged to vote, as promptly as possible, electronically or by telephone, as instructed in the proxy card.
By order of the Board of Directors.

SIFCO Industries, Inc.

December 22, 2025	Megan L. Mehalko, Corporate Secretary
Kindly fill in, date and sign the enclosed proxy card and promptly return it in the enclosed addressed envelope, which requires no postage if mailed in the United States. Shareholders of record, or beneficial shareholders named as proxies by their shareholders of record, who attend the meeting may revoke their proxies and cast their votes electronically by accessing through the virtual annual meeting using the links set forth above.

SIFCO Industries, Inc.
970 East 64th Street, Cleveland, Ohio 44103
PROXY STATEMENT
General Information
The proxy that accompanies this statement is solicited by the Board of Directors of SIFCO Industries, Inc. (the “Company” or “SIFCO”) for use at the 2026 Annual Meeting of the Shareholders of the Company (the “Annual Meeting” or the “2026 Annual Meeting”), to be held virtually on January 28, 2026, and any adjournment thereof. The cost of solicitation of proxies in the form accompanying this statement will be borne by the Company.
Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders. The Company has elected to provide access to a full set of proxy materials (including a proxy card) to all shareholders of record as of December 5, 2025 (unless a shareholder previously consented to electronic delivery). Further, all shareholders will have the ability to access electronic copies of this Proxy Statement and the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2025 at https://web.viewproxy.com/sifco/2026.
Proxy Material Delivery Requests. Any shareholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to shareholders and will reduce the impact of annual meetings on the environment. A shareholder's election to receive proxy materials by email will remain in effect until the shareholder terminates it.
    Voting Matters. Any shareholder giving a proxy for the Annual Meeting may revoke it before it is exercised by giving a later dated proxy or by giving notice of revocation to the Company in writing before or at the 2026 Annual Meeting. However, the mere attendance at the 2026 Annual Meeting of the shareholder granting a proxy will not revoke the proxy unless the shareholder votes online at the virtual 2026 Annual Meeting. Unless revoked by notice as above stated, shares represented by valid proxies will be voted on all matters to be acted upon at the 2026 Annual Meeting. On any matter or matters with respect to which the proxy contains instructions for voting, such shares will be voted in accordance with such instructions. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the 2026 Annual Meeting. Abstentions will not affect the vote on Proposal No. 1. Brokers who have not received voting instructions from beneficial owners generally may vote in their discretion with respect to the ratification of the selection of the independent registered public accounting firm (Proposal No. 2), but will not be able to vote with respect to Proposal No. 1, 3 and 4. Broker non-votes will not affect the outcome of any proposals brought before the 2026 Annual Meeting.
If you are a shareholder of record as of the applicable record date, you may vote at the virtual Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet, or vote by proxy using the enclosed proxy card (if you received paper copies of the proxy materials). Whether or not you plan to attend the virtual meeting, we urge you to vote by proxy to ensure that your vote is counted.
•To vote your shares at the virtual Annual Meeting, see the “Online Attendance and Participation at the Annual Meeting” in the following section of this Proxy Statement.
•To vote using the proxy card, simply complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided.

•To vote over the telephone, dial toll-free 1-866-804-9616 using a touch-tone phone and have your proxy card available when you call and follow the instructions provided.
•To vote through the internet, go to www.AALvote.com/SIF and have your proxy card available when you access the site and follow the instructions provided.
If you hold your shares beneficially through a bank or broker you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If a shareholder is unable to obtain a legal proxy to vote their shares, the shareholder may attend the 2026 Annual Meeting (but will not be able to vote their shares) so long as the shareholder demonstrates proof of stock ownership.
ONLINE ATTENDANCE AND PARTICIPATION AT THE ANNUAL MEETING
The Company has decided to hold the Annual Meeting virtually and there will not be a physical location for attending the 2026 Annual Meeting. We believe that hosting a virtual Annual Meeting will enable shareholders to attend and participate fully and equally, improve meeting efficiency and our ability to communicate effectively with our shareholders, and reduce the cost of the Annual Meeting.
The virtual 2026 Annual Meeting will be conducted via live audio webcast to enable our shareholders to participate from any location around the world that is convenient to them. We have designed the virtual 2026 Annual Meeting to provide the same rights and opportunities to participate as a shareholder would have at an in-person meeting.
Shareholders of record as of the close of business on December 5, 2025 are entitled to attend and participate at the Annual Meeting. To attend and participate in the meeting, shareholders will need to register at https://web.viewproxy.com/SIFCO/2026 no later than 11:59PM Eastern Standard Time on January 27, 2026. Registered shareholders will need the control number included on the enclosed proxy card in order to vote during the Annual Meeting. Shareholders may also ask questions, vote during the meeting, and examine the Company’s shareholder list during the meeting.
Shareholders holding shares beneficially through a bank or broker must provide a legal proxy from their bank or broker during registration and will be assigned a virtual control number in order to vote the shareholders' shares during the Annual Meeting. If a shareholder is unable to obtain a legal proxy to vote his or her shares, the shareholder may attend the 2026 Annual Meeting (but will not be able to vote their shares) so long as the shareholder demonstrates proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://web.viewproxy.com/SIFCO/2026.
On the day of the Annual Meeting, beneficial shareholders may only vote during the meeting by e-mailing a copy of such shareholder’s legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.
If you have registered correctly at https://web.viewproxy.com/SIFCO/2026, shareholders will receive a meeting invitation by e-mail with a unique join link along with a password prior to the meeting date.
For technical assistance prior to the Annual Meeting, send an email to virtualmeeting@viewproxy.com or call at 866-612-8937.
The Company believes that hosting a virtual Annual Meeting provides expanded access, improved communication and cost savings for the Company and its shareholders. Shareholders may vote during the meeting by following the instructions that will be available on the virtual meeting website during the meeting.

Your vote is very important. Whether you intend to attend the Annual Meeting or not, you are encouraged to vote, as promptly as possible prior to the 2026 Annual Meeting, over the Internet or by telephone, as instructed in the proxy card. Even if you plan to virtually attend the 2026 Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the virtual meeting.
OUTSTANDING SHARES AND VOTING RIGHTS
    The record date for determining shareholders entitled to vote at the 2026 Annual Meeting is December 5, 2025. As of December 5, 2025, the outstanding voting securities of the Company consisted of 6,173,688 common shares, $1.00 par value per share (“Common Shares”). Each Common Share, exclusive of treasury shares, has one vote. The Company held no Common Shares in its treasury on December 5, 2025. The holders of a majority of the Common Shares of the Company issued and outstanding, present in person or by proxy, shall constitute a quorum for the purposes of the 2026 Annual Meeting.
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The number of our Common Shares beneficially owned and percent of class set forth in the table below is based on the number of shares outstanding as of December 5, 2025 (unless otherwise indicated) by each person who, to our knowledge, beneficially owns more than 5% of our common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

M. and S. Silk Revocable Trust	799,969	(1)	12.96%	(1)
4946 Azusa Canyon Road
Irwindale, CA 91706

Minerva Advisors, LLC	378,608	'(2)	6.13%	'(2)
50 Monument Road, Suite 201
Bala Cynwyd, PA 19004

Peter J. Abrahamson	584,000	'(3)	9.46%	'(3)
24156 N. Coventry Ln.
Lake Barrington, IL 60010-7334

(1)    Based on the Schedule 13D/A filed with the SEC on May 22, 2009, M. and S. Silk Revocable Trust, Mark J. Silk and Sarah C. Silk, Co-Trustees, share both voting and dispositive power over 700,600 Common Shares of the Company as of May 21, 2009 and, in September 2018, Mr. Silk gifted 300,000 of the Common Shares to his children. As a director of the Company, Mr. Silk has been awarded various awards in the amount of 61,565 restricted shares that have vested. In fiscal 2025, Mr. Silk was issued 6,000 restricted shares in his capacity as a director of the Company.
(2)    Based on the Schedule 13G/A filed with the SEC on February 9, 2024, Minerva Advisors LLC (“Advisors”), Minerva Group, LP (“Group”), Minerva GP, LP (“GP LP”), Minerva GP, Inc. (“GP Inc.”) and David P. Cohen (“Cohen”) reports: (a) 378,608 Common Shares beneficially owned by Advisors and Cohen and (b) 302,000 Common Shares beneficially owned by Group, GP LP, and GP Inc. The Schedule 13G/A reports that Advisors, Group, GP LP, GP Inc. and Cohen have the sole voting and dispositive power over 302,000 Common Shares and Advisors and Cohen have the shared power to vote and dispositive power over 76,608 Common Shares.
(3)    Based on the Schedule 13G/A filed with the SEC on January 24, 2025, Peter J. Abrahamson, Private Investor reports: (a) 584,000 Common Shares beneficially owned by Mr. Abrahamson. The Schedule 13G/A reports that Mr. Abrahamson has the sole voting and dispositive power over 584,000 Common Shares.

PROPOSAL 1 - TO ELECT FOUR (4) DIRECTORS
Four (4) directors are to be elected at the 2026 Annual Meeting to hold office until the 2026 annual meeting of shareholders and/or until their respective successors are elected and qualified. Shares represented by validly given proxies will be voted in favor of the persons set forth below to serve as directors unless the shareholder indicates to the contrary on the proxy or in person at the 2026 Annual Meeting. The four (4) nominees receiving the most votes will be elected as directors at the 2026 Annual Meeting. Proxies cannot be voted for a greater number of nominees than the number named in this Proxy Statement.
Each of the below nominees has consented (i) to serve as a nominee, (ii) to being named as a nominee in this Proxy Statement and (iii) to serve as a director, if elected. Although the Company does not contemplate that any of the nominees will be unavailable for election, if a vacancy in the slate of nominees is occasioned by death or other unexpected occurrence, it is currently intended that the remaining directors will (but will not be bound to), by the vote of a majority of their number, designate a different nominee for election to the Board at the 2026 Annual Meeting.
Board Recommendation - The Board of Directors (the “Board”) recommends that you vote FOR the election of all nominees. Unless you instruct otherwise on your proxy card or in person, your proxy will be voted in accordance with the Board’s recommendation.
Nominees for Election to the Board of Directors
Set forth below for each nominee for election as a director is a brief statement, including the age, principal occupation and business experience, and any public company directorships held. The members of the Nominating and Governance Committee, based on the nomination process described herein, have recommended the persons listed below as nominees for the Board of Directors, all of whom presently are directors of the Company.
The Nominating and Governance Committee of the Board reviews and evaluates individuals for nomination to stand for election as a director who are recommended to the Nominating and Governance Committee in writing by any of our shareholders pursuant to the procedure outlined below in the section titled “Process for Selecting and Nominating Directors” on the same basis as candidates who are suggested by our current or past directors, executive officers, or other sources. In considering individuals for nomination to stand for election, the Nominating and Governance Committee will consider: (i) the current composition of directors and how they function as a group; (ii) the skills, experiences or background, and the personalities, strengths, and weaknesses of current directors; (iii) the value of contributions made by individual directors; (iv) the need for a person with specific skills, experiences or background to be added to the Board; (v) any anticipated vacancies due to retirement or other reasons; and (vi) other factors that may enter into the nomination decision. The Nominating and Governance Committee endeavors to select nominees that contribute the requisite skills and professional experiences in order to advance the performance of the Board and establish a well-rounded Board with diverse views that reflect the interests of our shareholders. The Nominating and Governance Committee considers diversity as one of a number of factors in identifying nominees for directors, however, there is no formal policy in this regard. The Nominating and Governance Committee views diversity broadly to include diversity of experience, skills and viewpoint, in addition to traditional concepts of diversity, such as race and gender.
When considering an individual candidate’s suitability for the Board, the Nominating and Governance Committee does not prescribe minimum qualifications or standards for directors, however, the Nominating and Governance Committee looks for directors who have personal characteristics, educational backgrounds and relevant experiences that would be expected to help further the goals of both the Board and the Company. The

Nominating and Governance Committee will review the extent of the candidate’s demonstrated success in his or her chosen business, profession, or other career, and the skills that the candidate would be expected to add to the Board. The Nominating and Governance Committee may, in certain cases, conduct interviews with the candidate and/or contact references, business associates, other members of boards on which the candidate serves or other appropriate persons to obtain additional information. The Nominating and Governance Committee will make its determinations on whether to nominate an individual candidate based on the Board’s then-current needs, the merits of that candidate and the qualifications of other available candidates. The types of key attributes and/or experience that the Nominating and Governance Committee believes the composite board membership needs to possess to ensure the existence of a functionally effective board include, but are not limited to, and are subject to variation in connection with the Company's and Board's needs: (i) proven leadership capabilities; (ii) familiarity with the organizational and operational requirements of medium and large-sized manufacturing organizations; (iii) strategic planning; (iv) experience in mergers and acquisitions and an understanding of financial markets; (v) experience in finance and accounting; (vi) familiarity with the aerospace, defense, energy and related industries and markets; (vii) experience with public company compensation matters and structure; and (viii) prior service on the boards of directors of other companies – both public and private. The Nominating and Governance Committee believes that each of the nominees possesses certain of the key attributes that such Committee believes to be important for an effective board.
Robert D. Johnson, 78, director of the Company since September 2024. Mr. Johnson also sits on the board of directors of Roper Industries, Inc., a publicly traded diversified industrial company. He previously served as the chairman of the board of directors of Spirit Aerosystems prior to being purchased by Boeing on December 8, 2025, a publicly traded aerospace fuselage company, and from Elbit Systems of America, LLC, a U.S.-based wholly owned subsidiary, with no registered securities. Mr. Johnson retired in 2008 as chief executive officer of Dubai Aerospace Enterprise (“DAE”), a global aerospace engineering and services company. In 2005, prior to DAE, Mr. Johnson was chairman of Honeywell Aerospace, a leading global supplier of aircraft engines, equipment, systems and services, where he also served prior to 2005 as president and chief executive officer. Prior to Honeywell Aerospace, Mr. Johnson held management positions at various aviation and aerospace companies. He served on the board of directors of Ariba, Inc., a publicly traded software company, from 2005 to 2012. Mr. Johnson has deep domestic and international executive experience in the aerospace industry, including risk management, financial oversight, operations, and strategy. He has served as an advisor to the Board and the Chief Executive Officer of the Company since November 2022, and brings valuable experience forged through an exemplary career in various roles within the aerospace industry.
Donald C. Molten, Jr., 68, director of the Company since 2010. Mr. Molten, Jr. currently serves on the board of First Choice Packaging, a privately held company. He is the former Managing Partner of Dimensional Analytics, LLC, a strategic consulting firm based in Hudson, Ohio. Prior to the formation of Dimensional Analytics, LLC, Mr. Molten, Jr. served as the Associate Headmaster at University School, a K-12 boys' college preparatory school in Hunting Valley, Ohio, where he currently serves as trustee. Prior to joining University School in 2004, Mr. Molten, Jr. was a Managing Director and Partner of Linsalata Capital Partners, a private equity firm that specializes in acquiring middle market companies. Mr. Molten, Jr. is the former chairman and director of the Tranzonic Companies, Inc. and of U-Line Corporation, Inc. Mr. Molten, Jr. formerly served as director of America’s Body Company, CMS / Hartzell, Neff Motivation, Transpac, Teleco, Degree Communications and Wellborn Forest Company. Prior to joining Linsalata Capital Partners, Mr. Molten, Jr. was a vice president of Key Equity Capital and its predecessor, Society Venture Capital, entities that made equity investments in closely held businesses. His experience in equity and debt transactions and leveraged buyouts also includes seven (7) years with The Northwestern Mutual Life Insurance Company. Mr. Molten, Jr. provides significant experience in implementation of growth strategies, execution of strategic acquisitions and divestitures and meaningfully contributes to the Board’s discussion of strategic considerations.
Alayne L. Reitman, 61, director of the Company since 2002. Ms. Reitman currently serves as the Vice-Chair of the Board for Ideastream Public Media and serves as Vice Chair for the Cleveland Museum of Natural History. Ms. Reitman serves on the board of Embedded Planet LLC, a high-tech start-up company, where she previously served from 1999 to 2001 as President. Ms. Reitman previously served from 1993 to 1998 as Vice President and Chief Financial Officer of the Tranzonic Companies, Inc., a manufacturer and distributor of a variety of cleaning, maintenance and personal protection products, and from 1991 to 1993 as Senior Financial Analyst for American Airlines. Ms. Reitman's leadership skills and her financial acumen and management experience allow her to be a significant resource to the Board.
Mark J. Silk, 59, director of the Company since 2014. Mr. Silk was previously involved with the Company as both a customer and former director. Mr. Silk is President and CEO of ThinKom Solutions, Inc., a designer and manufacturer of high performance antenna systems for the aeronautical and ground mobile satellite communications industry. Mr. Silk is also an operating partner in Blue Sea Capital, a middle-market private equity firm focused on investments in aerospace and defense, healthcare and industrial growth. Mr. Silk is also the owner and Chairman of Arrow Engineering, Inc., which manufactures machined parts for the military and commercial aerospace industry. Mr. Silk was previously the President and CEO and a shareholder of Integrated Aerospace, Inc., a supplier of landing gear and external fuel tanks to the military and commercial aerospace industry and of Tri-Star Electronics International, Inc., a manufacturer of high reliability electrical contacts and specialty connectors for the military and commercial aerospace industry. Mr. Silk’s broad industry knowledge and diverse investment expertise provides the Board with aerospace manufacturing operational expertise, an expanded view of opportunities to grow the existing business, and factors for consideration regarding acquisition opportunities.
Each of the foregoing nominees is recommended by the Nominating and Governance Committee. There are, and during the past ten (10) years there have been, no legal proceedings material in an evaluation of the ability of any director or executive officer of the Company to act in such capacity or concerning his or her integrity.

STOCK OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND NOMINEES
The following table sets forth, as of December 5, 2025, the number of Common Shares of the Company beneficially owned and the percentage of Common Shares as a class owned by each director, nominee for director and named executive officer and all directors and executive officers as a group, according to information furnished to the Company by such persons:

	Amount and Nature of
Name of Beneficial Owner (1)	Beneficial Ownership	Percent of Class

Mark J. Silk (2)	799,969	12.96%
Donald C. Molten, Jr.	98,049	1.59%
Alayne L. Reitman (2)	92,761	1.50%
Jennifer Wilson	20,000	*
Robert D. Johnson	18,000	*
George Scherff	—	*
All Directors and Executive Officers as a Group (6 persons)	1,028,779	16.66%
* Common Shares owned are less than one percent of class.
(1)    Unless otherwise stated below, the named person owns all of such shares of record and has sole voting and investment power as to those shares.
(2)    In the cases of Ms. Reitman and Mr. Silk, the amount in the table includes 30 shares and 300,000 shares, respectively, owned by their spouses and any children or in trust for any of them, their spouses, and their lineal descendants.
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS
Board of Directors - The Company's Board of Directors held twenty (20) scheduled meetings during fiscal 2025. The Board of Directors' standing committees are the Audit, Compensation, and Nominating and Governance Committees. From time-to-time, the Board may determine that it is appropriate to form a special committee of its independent directors to address a particular matter(s) not specific to one of its standing committees. Directors are expected to attend Board meetings, the annual shareholders’ meeting, and meetings of the committees on which he or she serves. During fiscal 2025, each director attended at least 75% of the total number of meetings of the Board and the committees on which he or she served. SIFCO’s independent directors meet in executive session at each regularly scheduled Board meeting, which are presided over by the Chairman of the Board. All directors attended the Company’s 2025 Annual Meeting of Shareholders, which was held virtually.
Director Independence - The members of the Board of Directors' standing committees are all independent directors as defined in Section 803 of the NYSE American Company Guide. The Board has affirmatively determined that Mr. Johnson, Mr. Molten, Jr., Ms. Reitman, and Mr. Silk meet these standards of independence. There are no undisclosed transactions, relationships, or arrangements between the Company and any of such directors.
Board Committees
Audit Committee - The functions of the Audit Committee are to select, subject to shareholder ratification, the Company’s independent registered public accounting firm; to approve all non-audit related services performed by the Company’s independent registered public accounting firm; to determine the scope of the audit; to discuss any special considerations that may arise during the course of the audit; and to review the audit and its findings for the purpose of reporting to the Board of Directors. Further, the Audit Committee receives a written statement delineating the relationship between the independent registered public accounting firm and the Company. None of the members of the Audit Committee participated in the preparation of the Company’s financial statements at any time during the past three (3) years. The members of the Audit Committee are all independent directors as defined in Section 803 of the NYSE American Company Guide and SEC Rule 10A-3. Each member of the Audit Committee is financially literate, and Ms. Reitman is designated as the Audit Committee financial expert. None of the Audit Committee members serve on more than one (1) other public company audit committee. The Audit Committee, currently composed of Ms. Reitman (Chairperson), Mr. Johnson, Mr. Molten, Jr., and Mr. Silk. The Audit Committee held five (5) meetings during fiscal 2025. The Audit Committee operates under a written charter that is available on the Company’s website at www.sifco.com.
Compensation Committee - The functions of the Compensation Committee are to review and make recommendations to the Board to ensure that the Company's executive compensation and benefit programs are consistent with its compensation philosophy and corporate governance guidelines and, subject to the approval of the Board, to establish the executive compensation packages offered to directors and officers. Officers’ base salary, target annual incentive compensation awards and granting of long-term equity-based incentive compensation, and the number of shares that should be subject to each equity instrument so granted, are set at competitive levels with the opportunity to earn competitive pay for targeted performance as measured against the performance of a peer group of companies. The Compensation Committee is appointed by the Board, and consists entirely of directors who are independent directors as defined in Section 803 of the NYSE American Company Guide. The Compensation Committee is currently composed of Mr. Molten, Jr. (Chairperson), Mr. Johnson, Ms. Reitman, and Mr. Silk. The Compensation Committee held four (4) meetings during fiscal 2025 and certain discussions were, where appropriate, conducted by the full Board or all of the non-management directors. The Compensation Committee operates under a written charter that is available on the Company’s website at www.sifco.com.
Nominating and Governance Committee - The functions of the Nominating and Governance Committee are to recommend candidates for the Board of Directors and address issues relating to (i) senior management performance and Board succession and (ii) the composition and procedures of the Board. The Nominating and Governance Committee is currently composed of Mr. Molten, Jr. (Chairperson), Mr. Johnson, Ms. Reitman, and Mr. Silk. The members of the Nominating and Governance Committee are all independent directors as defined in Section 803 of the NYSE American Company Guide. The Nominating and Governance Committee held four (4) meetings during fiscal 2025. Certain functions, where appropriate, were conducted by the full Board or independent directors, as applicable. The Nominating and Governance Committee operates under a written charter that is available on the Company’s website at www.sifco.com.
Board Role in Risk Oversight - The Board reviews the Company’s annual plan and strategic plan, which address, among other things, the risks and opportunities facing the Company. The Board also has overall responsibility for executive officer succession planning, and discusses and reviews succession planning on a regular basis. Certain areas of oversight may be delegated to the relevant committees of the Board and the committees report back to the full Board on their deliberations. This oversight is enabled by reporting processes that are designed to provide visibility to the Board about the identification, assessment, monitoring and management of enterprise-wide risks. Management incorporates enterprise risk assessments of the Company as part of its annual planning process, including each of its business segments, and presents it to the Board for review as part of senior management’s annual planning process. The Board monitors enterprise-wide risk management with management periodically throughout the year and more frequently where needed. The principal areas of this risk assessment include a review of strategic business, financial, operational, compliance and technology objectives and the potential risk for the Company. In addition, on an ongoing basis: (a) the Audit Committee maintains primary responsibility for oversight of risks and exposures pertaining to the accounting, auditing and financial reporting processes of the Company; (b) the Compensation Committee maintains primary responsibility for risks and exposures associated with oversight of the administration and implementation of our compensation policies; and (c) the Nominating and Governance Committee maintains primary responsibility for risks and exposures associated with corporate governance and succession planning.
Separation of Role of Chairman of the Board and CEO - Ms. Reitman, an independent director, serves as Chairman of the Board, a position she has held since January 31, 2023. The Company has determined its current structure to be most effective as the Chairperson serves as a liaison between its directors and management and helps to maintain communication and discussion among the Board and management, while allowing the CEO to focus on the execution of business strategy, growth and development. The Chairman of the Board serves in a presiding capacity at Board meetings and has such other duties as are determined by the Board from time to time.
Process for Selecting and Nominating Directors - In its role as the nominating body for the Board, the Nominating and Governance Committee reviews the credentials of potential director candidates (including any potential candidates recommended by shareholders), conducts interviews and makes formal recommendations to the Board for the annual and any interim election of directors. The Nominating and Governance Committee will consider shareholder nominations for directors at any time. Any shareholder desiring to have a nominee considered by the Nominating and Governance Committee should submit such recommendation in writing to a member of the Nominating and Governance Committee or the Corporate Secretary of the Company at its principal executive offices, c/o SIFCO Industries, Inc., 970 East 64th Street, Cleveland, Ohio 44103. The recommendation letter should include the shareholder’s own name, address and the number of shares owned and the candidate’s name, age, business address, residence address, and principal occupation, as well as the number of shares the candidate owns. The letter should provide all the information that would need to be disclosed in the solicitation of proxies for the election of directors under federal securities laws. Finally, the shareholder should also submit the recommended candidate’s written consent to be elected and commitment to serve if elected. The Company may also require a candidate to furnish additional information regarding his or her eligibility and qualifications.
Communications with the Board of Directors - Shareholders and other interested parties may communicate their concerns directly to the entire Board of Directors or specifically to non-management directors of the Board. Such communication can be confidential or anonymous, if so designated, and may be submitted in writing to the following address: Board of Directors, SIFCO Industries, Inc., c/o Ms. Megan L. Mehalko, Corporate Secretary, 970 E. 64th Street, Cleveland, Ohio 44103, who will forward the communication to the specified director(s) as necessary.
Corporate Governance Guidelines and Code of Ethics - We are committed to high standards of business integrity and corporate governance. The Company’s Code of Ethics applies to all of its Directors and its employees, including its Chief Executive Officer and its Chief Financial Officer. The Code of Ethics (including any amendments to, or related waivers from, the Code of Ethics), the Company's Corporate Governance Guidelines and Policies and all committee charters are posted in the Investor Relations portion of the Company's website at www.sifco.com.
Cybersecurity - Our Board of Directors considers cybersecurity risk as part of its risk oversight function and maintains oversight of risk assessment and risk management, including cybersecurity and other information technology risks. Our Board of Directors oversees management’s implementation of our cybersecurity risk management program. Additionally, our Data Protection Officer briefs the Board of Directors periodically on cybersecurity matters.
We have developed and implemented a cybersecurity risk management program intended to protect the confidentiality, integrity, and availability of our critical systems and information, and our cybersecurity risk management program is integrated into our overall enterprise risk management program. Our cybersecurity team has the duty of carrying out cybersecurity risk assessments to our critical systems and information on a regular basis. The results from risk assessment activities are reviewed to prioritize the mitigation of identified risks, and the need for risk mitigation may influence business or operational strategy, project roadmaps and timelines, or other decision-making, as needed.
Our management team takes steps to remain informed about and monitor efforts to prevent, detect, mitigate, and remediate cybersecurity risks and incidents through various means, which may include briefings from internal security personnel; threat intelligence and other information obtained from governmental, public or private sources, including external consultants engaged by us; and alerts and reports produced by security tools deployed in our IT environment.
The Company has a cybersecurity incident response plan. The response plan establishes clear guidelines and procedures for detection, response, and recovery from cyber incidents, which we maintain and enforce on an ongoing basis.
Our cybersecurity program seeks to foster our employees’ understanding of how and why they must remain vigilant in promoting comprehensive data protection throughout the Company. By maintaining a set of incident response procedures and a posture of vigilance, we collectively work to protect our employees, data, and resources and promote a culture of data protection throughout the Company.
Insider Trading Policy - The Company has an Insider Trading Policy applicable to its officers, directors and employees with access to material nonpublic information, as well as such persons’ family members, which prohibits such persons from conducting transactions involving the purchase or sale of the Company’s securities while in possession of material nonpublic information. A copy of the Company’s Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended September 30, 2025.
While the granting of options and other equity awards to officers, directors and other employees is not expressly addressed in the Insider Trading Policy described above, the Company follows the same principles set forth in such Policy when granting equity awards to its officers, directors and other employees with access to material nonpublic information. Generally, the Board of Directors or Compensation Committee does not approve grants of such awards close in time to the disclosure of material nonpublic information and does not take material nonpublic information into account when determining the timing and terms of such an award. Further, the Company does not have a policy or practice of timing the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Anti-Hedging and Anti-Pledging Practices - Our insider trading policy prohibits our directors, officers and employees from (a) engaging in any transactions (e.g., puts, calls, options, other derivative securities, collars, forward sales contracts, or selling short) with respect to Company stock, the purpose of which is to hedge or offset any decrease in market value of such stock and (b) purchasing Company stock on margin, borrowing against Company stock on margin, or pledging Company stock as collateral for any loan.
Certain Relationships and Related Transactions - There were no transactions between the Company and its officers, directors or any person related to its officers or directors, or with any holder of more than 5% of the Company’s Common Shares, either during fiscal 2025 or up to the date of this proxy statement, except for (a) the arrangements previously disclosed in the Company's fiscal 2024 filings, all of which have since fully terminated. As previously reported with the Ninth and Tenth Amendments to its Credit Agreement with JPMorgan Chase Bank, N.A., which included (i) a Subordinated Secured Promissory Note in the original principal amount of $3,000,000 issued by the Company to Garnet Holdings, Inc, a California Corporation owned and controlled by Mark J. Silk, a member of the Company's Board of Directors; (ii) related Subordination and Intercreditor Agreements; (iii) a Side Letter between the Company and Mark J. Silk; and (iv) a Personal Guaranty by Mark J. Silk of certain of the Company's obligations under the senior credit facility, as subsequently amended by the

Guarantee Amendment. On October 17, 2024, all such conditional documents were terminated in connection with the repayment and extinguishment of the obligations outstanding under the Ninth Amendment. The Company and Quality Aluminum Forge, LLC, a wholly-owned subsidiary of the Company, entered into a Loan and Security Agreement (the “Loan Agreement”) among the Company and QAF, as borrowers, Siena Lending Group LLC, as Lender. Funds from the Loan Agreement were used to repay the Ninth Amendment (as described on Form 8-K filed on October 23, 2024).
The Company reviews all transactions between the Company and any of its officers and directors. The Company’s Code of Ethics emphasizes the importance of avoiding situations or transactions in which personal interests may interfere with the best interests of the Company or its shareholders. In addition, the Company’s general corporate governance practice includes board-level discussion and assessment of procedures for discussing and assessing relationships, including business, financial, familial and nonprofit, among the Company and its officers and directors, to the extent that they may arise. The Board reviews any transaction with an officer or director to determine, on a case-by-case basis, whether a conflict of interest exists. The Board ensures that all directors voting on such a matter have no interest in the matter and discusses the transaction with legal counsel as the Board deems necessary. The Board will generally delegate the task of discussing, reviewing and approving transactions between the Company and any of its related persons to the Audit Committee.
EXECUTIVE COMPENSATION
The Company is a “smaller reporting company” under the rules promulgated by the SEC and complies with the disclosure requirements specifically applicable to smaller reporting companies. This section and summary compensation table are not intended to meet the “Compensation Disclosure and Analysis” disclosure that is required to be made by larger reporting companies.
Executive Summary:
This section contains information about the compensation paid to the Company's Named Executive Officers (“NEOs”) during its fiscal years ended September 30, 2025 and 2024. The following should be read in conjunction with the information presented in the compensation tables, the footnotes to those tables and the related disclosures appearing later in this section. The tables and related disclosures contain specific information about the compensation earned or paid during the fiscal years ending September 30, 2025 and 2024 to the following individuals, who were determined to be the Company's NEOs:
George Scherff, 82, Chief Executive Officer since July 2024. Prior to joining the Company, Mr. Scherff served as CEO for Thermal Systems Manufacturing, Paradigm Packaging, Lund International, ABC Truck Body, and Hartzell Manufacturing following its merger with Continental Metal Specialties. He has a bachelor’s degree from The Ohio State University and a master’s degree in mechanical engineering from the University of Toledo. Mr. Scherff has successfully led middle-market organizations through periods of growth and transition and most recently served as a consultant, providing services to various companies with a focus on operational improvement.
Peter W. Knapper, 64, President and Chief Executive Officer from June 2016 to July 2024. Prior to joining SIFCO, Mr. Knapper worked for the TECT Corporation, holding positions including Vice President of Operations of TECT Power, Corporate Director of Strategy and Site Development, and President of TECT Aerospace. In addition, Mr. Knapper held progressive leadership roles for other companies including Rolls Royce Energy Systems, Inc., a subsidiary of Rolls-Royce Holdings plc, and GE Aircraft Engines. Mr. Knapper has 38 years of experience in Aerospace and related industries.

Jennifer Wilson, 46, Chief Financial Officer since November 13, 2024. Prior to her appointment, Ms. Wilson served as the Company’s Director of External Reporting from September 19, 2022 to November 12, 2024 and as the Controller of the Company's Orange, California facility from May 21, 2021 through November 12, 2024 and as Director of Financial Planning and Analysis from November 20, 2019 through September 18, 2022. Prior to joining SIFCO, Ms. Wilson served as an Accounting and Finance Consultant with Resources Global Professionals and as a Manager of Accounting and Treasury for Technical Consumer Products.
Thomas R. Kubera, 66, Chief Financial Officer from August 8, 2018 to November 13, 2024. Prior to his appointment, Mr. Kubera was Interim Chief Financial Officer from July 1, 2017 to August 7, 2018 and Chief Accounting Officer since January 31, 2018. Mr. Kubera was Corporate Controller from May 2014 and had served as Interim Chief Financial Officer from April 2015 to May 2015. Prior to joining SIFCO, Mr. Kubera was previously at Cleveland-Cliffs, Inc. (previously known as Cliffs Natural Resources, Inc.) from April 2005 through 2014, most recently as the Controller of Global Operations Services. He also held several assistant controller positions and was a Senior Manager of External Reporting while at Cleveland-Cliffs, Inc.
Pay Philosophy and Practices
Role of Compensation Committee:
Four (4) independent directors comprised the Company’s Compensation Committee in 2025, which is responsible for establishing and administering the Company’s compensation policies, programs, and procedures. In performing its duties, the Compensation Committee may request information from senior management regarding the Company’s performance, pay and programs to assist it in its actions. Moreover, the Compensation Committee has the authority to retain outside advisors as needed to assist it in reviewing the Company’s programs, revising them and providing analysis regarding competitive pay information. The Compensation Committee annually reviews and establishes the goals used for the Company's incentive compensation plans. In addition, it annually assesses the performance of the Company and the Chief Executive Officer. Based on this evaluation, the Compensation Committee then recommends the Chief Executive Officer’s compensation for the next year to the Board for its consideration and approval. In addition, the Compensation Committee reviews the Chief Executive Officer’s compensation recommendations for the remaining NEOs, providing appropriate input and approving final actions. Finally, the Compensation Committee provides approval for the Chief Executive Officer's recommendations of the compensation of other key executives.
Role of Senior Management:
The Company’s management serves in an advisory or support capacity as the Compensation Committee carries out its charter. Typically, the Company’s Chief Executive Officer participates in meetings of the Compensation Committee, but does not participate in discussion regarding compensation of the Chief Executive Officer. The Company’s other NEOs and senior management may participate as necessary or at the Compensation Committee’s request. The NEOs and senior management normally provide the Compensation Committee with information regarding the Company’s performance, as well as information regarding executives who participate in the Company’s various plans. Such data is usually focused on the executives’ historical pay and benefit levels, plan costs, context for how programs have changed over time and input regarding particular management issues that need to be addressed. In addition, management may furnish similar information to independent compensation advisors engaged from time to time by the Compensation Committee. Management provides input regarding the recommendations made by outside advisors or the Compensation Committee. Management implements, communicates and administers the programs approved by the Compensation Committee. The Chief Executive Officer annually evaluates the performance of the Company and its other NEOs. Based on his evaluation, he provides the Compensation Committee with his recommendations regarding the pay for the other NEOs and senior executives for its consideration, input and approval. The Compensation Committee, in turn, authorizes the Chief Executive Officer to establish the pay for the Company’s other executives based on terms consistent with those used to establish the pay of the NEOs. Members of management present at meetings when pay is discussed are recused from such discussions when the Compensation Committee focuses on their individual pay.
Use of Market Pay Study and Independent Compensation Consultant
In establishing and evaluating fiscal 2025 compensation for our NEOs, the Company used market data from the Economic Research Institute's Executive Compensation Assessor. The Economic Research Institute data reflected compensation levels at companies of similar size engaged in aircraft parts manufacturing and applied geographic pay differentials to reflect the location of our operations. The Compensation Committee did not engage an outside compensation consultant during the 2025 fiscal year.
Summary Compensation Table
The following table sets forth information regarding the compensation of the Company’s President and Chief Executive Officer and the Chief Financial Officer, who are the only named executive officers of the Company, for the fiscal years ended September 30, 2025 and 2024, respectively:

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (2)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
George Scherff	2025	$341,923	$—	$—	$—	$—	$—	$10,679	$352,602
CEO	2024	$63,462	$—	$—	$—	$—	$—	$—	$63,462
Peter W. Knapper (4)	2025	$148,956	$170,100	$—	$—	$—	$—	$—	$319,056
Former President and CEO	2024	$467,462	$—	$54,000	$—	$—	$—	$12,889	$534,351
Jennifer Wilson	2025	$214,935	$—	$41,400	$—	$—	$—	$10,747	$267,082
CFO	2024	$—	$—	$—	$—	$—	$—	$—	$—
Thomas R. Kubera	2025	$49,475	$—	$—	$—	$—	$—	$—	$49,475
Former CFO	2024	$279,848	$—	$82,800	$—	$—	$—	$10,328	$372,976
(1)Amounts shown do not reflect compensation actually received by the executive officer. The awards for which amounts are shown in this column include the stock awards granted under the Company's 2007 Long-Term Incentive Plan (amended and restated as of November 16, 2016) (referred to as the “Plan”). The above amounts represent the grant date fair values of the stock awards granted in fiscal 2025 and 2024, as measured in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 718, Compensation – Stock Compensation. Such fair value is based on the target number of restricted and performance-based stock awards granted in each of the two (2) fiscal years noted multiplied by the closing market price of the Company’s Common Shares on the NYSE American Exchange on the date of grant.
(2)Reflects the value of annual incentive compensation earnings for named executive officers.
(3)All other compensation for Mr. Scherff and Ms. Wilson consists of amounts contributed by the Company as matching contributions pursuant to the SIFCO Industries, Inc. Employees' 401(k) Plan, a defined contribution plan.
(4)Mr. Knapper announced his retirement from the Board of Directors and as an officer of the Company effective July 8, 2024. The 2025 salary includes approximately $319,056 related to severance payments made from the date of his retirement through the end of the fiscal year.
Compensation Updates Following the 2025 Fiscal Year End
During and following the conclusion of the Company’s fiscal 2025 year-end, the Compensation Committee considered the Company’s existing practices for setting performance targets for payout under the annual cash incentive compensation plan. The Compensation Committee determined that performance-based incentive compensation will be implemented in fiscal 2026 for a limited number of executives, including the NEOs. Improvement to Adjusted EBITDA will serve as the primary performance measure.
The Compensation Committee also decided to grant the CEO a grant of 50,000 of time-based equity award from the Company's long-term incentive plan. The vesting schedule remains unchanged from prior years' practice.
Outstanding Equity Awards
For each individual named in the Summary Compensation Table, set forth below is information relating to such person’s ownership of unearned restricted shares and performance-based shares at September 30, 2025, except for performance shares that would have vested at September 30, 2025. The performance goals for these shares were not met and, accordingly, no shares were paid out. There were no outstanding stock options at September 30, 2025.

Outstanding Equity Awards at Fiscal Year-End
Name	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Award: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
George Scherff (2)
Restricted Shares	—	$—	—	$—
Performance Shares	—	$—	—	$—
Peter W. Knapper
Restricted Shares	—	$—	—	$—
Performance Shares	—	$—	—	$—
Jennifer Wilson
Restricted Shares	—	$—	20,000	$140,800
Performance Shares	—	$—	0	$—
Thomas R. Kubera
Restricted Shares	—	$—	—	$—
Performance Shares	—	$—	—	$—
(1)Based upon the closing market price of the Company’s Common Shares on the NYSE American Exchange on September 30, 2025, which was $7.04.
(2)Mr. Scherff was appointed Chief Executive Officer in July 2024 and did not receive equity awards under the Plan during fiscal 2025.
Delinquent Section 16(a) Reports.
Section 16 of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons holding more than 10% of our common stock to report their initial ownership of our common stock and any subsequent changes in ownership to the SEC within specified timeframes. We are required to disclose any filings that are not timely. Based on our review of forms filed with the SEC, we believe that all required Section 16(a) reports were filed timely during fiscal 2025, except that (a) the initial Form 3 for George Scherff was not timely filed due to an administrative oversight; (b) the initial Form 3 for Jennifer Wilson was not timely filed due to an administrative oversight; and (c) a total of 4 Forms 4 reporting a grant of restricted stock to each of Mr. Johnson, Mr. Molten, Jr., Ms. Reitman and Mr.Silk on January 29, 2025, were reported on February 14, 2025 due to an administrative oversight.
Pay Versus Performance
The following tables and charts provide information required by pay versus performance (“PVP”) rules. The following Pay Versus Performance table (“PVP Table”) provides SEC-required information about compensation for this 2025 Proxy Statement's named executive officers, as well as the named executive officers from our 2024 and 2023 Proxy Statements (each of fiscal 2025, 2024, and 2023, refer to as a “Covered Year”). The Company refers to all of the named executive officers covered in the PVP Table below, collectively, as the “PVP NEOs”. The PVP Table also provides information about the results for certain measures of financial performance during those same Covered Years. The information should be reviewed in light of the following considerations:
•The information in the columns in (b) and (d) of the PVP Table comes directly from this year's Summary Compensation Table (or last year's Summary Compensation Table), calculated in the same manner as required under the SEC rules;
•We provide the data in columns (c) and (e) of the PVP Table consistent with the SEC's required calculation of “compensation actually paid” (or “CAP”). This CAP calculation reflects a combination of cash compensation and valuations of outstanding equity awards at defined points in time. However, these CAP amounts do not reflect the final compensation that our NEOs actually earned for their service in the Covered Years. As a result, we urge investors to use caution when evaluating CAP amounts; and
•As required by the SEC’s PVP rules, the Company provides information in the PVP Table below about its absolute total shareholder return (“TSR”) results in column (f) and its U.S. GAAP net loss results (the “External Measures”) during the Covered Years in column (g).

Pay Versus Performance Table
Year (a)	Summary Compensation Table (“SCT”) Total for PEO ($)(b)(1)	Compensation Actually Paid to PEO ($)(c)(1)(2)	Average SCT Total for Non-PEO NEOs ($)(d)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(e)(1)(2)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return ($)(f)(3)	Net Loss ($)(g)
2025	$671,658	$669,870	$158,279	$192,325	$82.63	$(728,767)
2024	$534,351	$392,125	$372,976	$393,241	$54.58	$(5,382,597)
2023	$494,238	$417,249	$309,837	$294,353	$43.08	$(8,691,559)
(1)    George Scherff became our principal executive officer (“PEO”) effective July 8, 2024. Peter W. Knapper was our PEO for all of fiscal year 2023 and through July 8, 2024. Jennifer Wilson became our non-PEO PVP NEO (“Non-PEO NEO”) effective November 13, 2024. Thomas R. Kubera was Non-PEO NEO for all of fiscal year 2023 and through November 13, 2024.
(2)    For each Covered Year, in determining both the CAP for our PEO and average CAP for our Non-PEO NEO for purposes of this PVP Table, we deducted from or added back to the total amount of compensation in column (b) and column (d) for such Covered Year the following amounts:

	Fiscal Year Ended
Items and Value Added (Deducted)	2025	2024	2023
For PEO:
–SCT “Stock Awards” column value	$—	$(54,000)	$(42,600)
–SCT “Option Awards” column value	—	—	—
+ year end fair value of outstanding equity awards granted in current year	—	15,485	55,050
+/- change in fair value of outstanding equity awards granted in prior years	—	8,742	15,352
+ vesting date fair value of equity awards granted and vested in Covered Year	—	—	—
+/- change in fair value of prior-year equity awards vested in Covered Year	(1,788)	2,400	(12,691)
- prior year-end fair value of prior-year equity awards forfeited in Covered Year	—	(114,853)	(92,100)
+ includable dividends / earnings on equity awards during Covered Year	—	—	—
Total Adjustments	$(1,788)	$(142,226)	$(76,989)

	Fiscal Year Ended
Items and Value Added (Deducted)	2025	2024	2023
For Non-PEO Named Executive Officers (Average):
–SCT “Stock Awards” column value	$35,200	$(82,800)	$(34,080)
–SCT “Option Awards” column value	—	—	—
+ year end fair value of outstanding equity awards granted in current year	—	106,950	44,040
+/- change in fair value of outstanding equity awards granted in prior years	—	15,294	5,524
+ vesting date fair value of equity awards granted and vested in Covered Year	—	—	—
+/- change in fair value of prior-year equity awards vested in Covered Year	(1,154)	672	(5,180)
- prior year-end fair value of prior-year equity awards forfeited in Covered Year	—	(19,851)	(25,788)
+ includable dividends / earnings on equity awards during Covered Year	—	—	—
Total Adjustments	$34,046	$20,265	$(15,484)
(3)    For each covered year, the cumulative TSR was calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the share price at the end and the beginning of the measurement period; by the share price at the beginning of the measurement period. The TSR assumed a fixed investment of $100 at October 1, 2021 and reinvestment of dividends, as applicable, at the closing price the date the dividends were paid throughout each covered fiscal year. Because the covered fiscal years are presented in the table in reverse chronological order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.
The following charts provide, across the Covered Years, descriptions of the relationships between (1) the CAP for the PEO and the average CAP for our Non-PEO NEOs (in each case as set forth in the PVP Table above) and (2) each of the performance measures set forth in columns (f) and (g) of the PVP Table above.

Relationship of Compensation Actually Paid ("CAP") to Total Shareholder Return ("TSR")
Compensation Actually Paid
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Total Shareholder Return
120.00
100.00
80.00
60.00
40.00
20.00
0.00
2021
2022
2023
2024
2025
PEO CAP
Avg. Non-PEO CAP
TSR

Relationship of Compensation Actually Paid ("CAP") to Net Loss
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Compensation Actually Paid
0
(2,000,000)
(4,000,000)
(6,000,000)
(8,000,000)
(10,000,000)
Net Loss
2023
2024
2025
PEO CAP
Avg. Non-PEO CAP
Net Loss

Defined Benefit Pension Plan
None of the NEOs participate in the Company's defined benefit pension plan for salaried employees, which was frozen to new entrants and ceased future benefit accruals as of March 1, 2003.
Supplemental Executive Retirement Plan
None of the NEOs participate in the Company's non-qualified Supplemental Executive Retirement Plan (“SERP”), which was frozen to new entrants and ceased future benefit accruals as of March 1, 2003.
Potential Payments to NEOs Upon Termination or Change-in-Control
Through the date of his retirement in November 2024, the Company was a party to a Change in Control Agreement with Mr. Kubera which provided severance benefits in the event of his involuntary termination with a change in control. The Company entered into a Change in Control Agreement with Ms. Wilson in November 2024 which provides severance benefits in the event of her involuntary termination with a change in control. The Company does not have a Change of Control Agreement or a Severance Agreement with Mr. Scherff. The purpose of these agreements is to reinforce and encourage the continued dedication of these executives and diminish any potential distraction in the face of (i) solicitations by other employers and (ii) the potentially disruptive circumstances arising from the possibility of a change in control of the Company. These agreements provide the following benefits:
•In the case of Mr. Scherff, there were no potential severance benefits available.
•In the case of Mr. Kubera, there were no severance benefits available due to his retirement in November 2024.
•In the case of Ms. Wilson, if, within the two year period following a change of control, Ms. Wilson is terminated other than for cause or if she terminates with good reason, the Change In Control Agreement provides for a lump sum severance payment equal to 150% of her annual base salary in effect at the time of termination and continuation of health and welfare insurance coverage for up to 24 months following termination. Ms. Wilson's Equity Award Agreements provide partial vesting of outstanding performance awards and full vesting of restricted stock awards if Ms. Wilson is terminated involuntarily following a Change in Control.
The following table describes the potential payments upon termination of employment of Ms. Wilson. The table assumes the executive's employment was terminated on September 30, 2025, the last business day of the Company’s 2025 fiscal year.

Potential Payments Upon Termination of Employment
Name and Principal Position	Voluntary Termination	Involuntary Not For Cause (or For Good Reason) Termination – without a Change in Control ($)	Involuntary Not For Cause (or For Good Reason) Termination – with a Change in Control ($) (1)
Jennifer Wilson
Severance	$—	$—	$345,000
Accelerated Vested Performance and Restricted Stock awards	—	—	140,800
Health & Welfare Insurance	—	—	66,838
(1)The value of the accelerated vested restricted stock and performance stock awards is determined based on the closing price of the Company's stock as of September 30, 2025, which was $7.04

DIRECTOR COMPENSATION
Board compensation was evaluated in November 2024 for fiscal 2025. The annual cash retainer for the Chair of the Board of Directors (the “Board Chair”) was set at $62,000. The annual cash retainer for all other non-employee directors was set at $44,000. The prior $4,000 cash retainer per year with respect to the committee(s) on which he or she serves was eliminated. The Chair of the Audit Committee receives an additional $18,000 cash retainer per year; the Chair of the Compensation Committee receives an additional $11,000 cash retainer per year; and each Chair of the Nominating and Governance Committee and Special Committee, if any (and provided that such compensation is accepted by the Chair of the Special Committee), receive an additional $7,000 cash retainer per year. Directors who are employees of the Company do not receive the annual retainer or other consideration with respect to their service on the Board.
In light of the potential dilutive effect of the Company's granting of equity awards, a fixed-share grant was approved for 2025. The Board Chair received 19,500 shares, the Chair of the Compensation Committee received 15,000 shares, and all other non-employee directors received 6,000 shares.
The Company's Amended and Restated Code of Regulations provides that it will indemnify any director or former directors who was or is a party or is threatened to be made a party to any matter, whether civil, criminal, administrative or investigative, by reason of the fact that the individual is or was a director of the Company. The Company also currently has in effect director and officer insurance coverage.

    The following table shows the compensation paid to each of the non-employee directors during fiscal 2025.

Director Compensation Table
Director Compensation for Fiscal 2024
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($) (2)	Total ($)
Jeffrey P. Gotschall	$22,000	$—	$—	$—	$—	$—	$22,000
Robert D. Johnson (3)	$42,000	$22,200	$—	$—	$—	$—	$64,200
Donald C. Molten, Jr.	$61,000	$55,500	$—	$—	$—	$—	$116,500
Alayne L. Reitman	$79,000	$72,150	$—	$—	$—	$—	$151,150
Mark J. Silk (4)	$44,000	$22,200	$—	$—	$—	$—	$66,200
Hudson D. Smith	$20,000	$—	$—	$—	$—	$—	$20,000
(1)Mr. Johnson and Mr. Silk were each awarded 6,000 restricted shares of the Company’s common stock. Ms. Reitman as Chairman, was awarded 19,500 restricted shares of the Company's common stock. Mr. Molten, as Chair of the Compensation Committee was awarded 15,000 restricted shares of the Company's common stock. Mr. Gotschall and Mr. Smith were not awarded shares due to their retirement from the Board effective December 31, 2024. Fair value is based on (i) the number of restricted stock awards granted in fiscal 2025 multiplied by (ii) the closing market price of the Company’s Common Shares on the NYSE American Exchange on the date of grant, which was $3.70.

PRINCIPAL ACCOUNTING FEES AND SERVICES
Audit Fees
    Fees paid or payable to Deloitte & Touche LLP for the audit of the financial statements included in the Company's Form 10-K and for the reviews of interim financial statements starting with the second quarter in the Company's Form 10-Q for the years ended September 30, 2025 were $882,375 and $88,000 for RSM US LLP. Fees paid to RMS US LLP and affiliates for the audit of the financial statements included in the Company's Form 10-K and for the reviews of interim financial statements included the Company's Form 10-Q for the year ended September 30, 2024 $812,000. The Audit Committee has sole responsibility for determining whether and under what circumstances an independent registered public accounting firm may be engaged to perform audit-related services and must pre-approve any non-audit related service performed by such firm. In fiscal 2025, audit and non-audit related fees, to the extent they were incurred, were pre-approved by the Audit Committee.
Non-Audit Related Fees
There were no fees paid or payable to Deloitte & Touche LLP and no fees payable to RSM US LLP for non-audit related services for the year ended September 30, 2025. There were no fees paid or payable to RSM US LLP for non-audit related services for the year ended September 30, 2024.
Tax Fees
There were no fees paid or payable during fiscal 2025 to Deloitte & Touche, LLP or during fiscal 2024 to RSM US LLP for tax compliance or consulting services.
All Other Fees
    There were no fees paid or payable during fiscal 2025 to Deloitte & Touche LLP or during fiscal 2024 to RSM US LLP for products or services other than the professional services described above.
AUDIT COMMITTEE REPORT
    The Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended September 30, 2025, with the Company's management and with the Company's independent registered public accounting firm, Deloitte & Touche LLP. The Audit Committee also has (i) discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Board (“PCAOB”), including Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB and SEC, (ii) received the written communications from Deloitte & Touche LLP pursuant to the applicable requirements of the PCAOB certifying the firm’s independence and (iii) the Audit Committee discussed the independence of Deloitte & Touche LLP with that firm. Deloitte & Touche LLP has confirmed to the Company that it is in compliance with all rules, standards and policies of the Independence Standards board and the SEC governing auditor independence.
    The Audit Committee operates under a written charter as last amended in May 2020.

Based upon the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2025 to be filed with the SEC.

Audit Committee
Alayne L. Reitman; Chairperson
Robert D. Johnson
Donald C. Molten, Jr.
Mark J. Silk
PROPOSAL 2 – TO RATIFY THE SELECTION OF AUDITORS
The firm of Deloitte & Touche LLP has been the Company's independent registered public accounting firm since 2025. The Board of Directors has chosen that firm to audit the accounts of the Company and its consolidated subsidiaries for the fiscal year ending September 30, 2026. Ratification of the retention of our independent registered public accounting firm is considered approved with the affirmative vote of a majority of the Common Shares present and voting at the 2026 Annual Meeting (in person or by proxy). Proposal No. 2 is a non-binding proposal. Although shareholder ratification is not required under the laws of the State of Ohio, the appointment of Deloitte & Touche LLP is being submitted to the Company’s shareholders for ratification at the 2026 Annual Meeting in order to provide a means by which our shareholders may communicate their opinion to the Audit Committee. If our shareholders do not ratify the appointment of Deloitte & Touche LLP, the Audit Committee will reconsider the appointment, but is not obligated to change the appointment, and may for other reasons be unable to make another appointment. Deloitte & Touche LLP has advised the Company that neither the firm nor any of its members or associates has any direct or indirect financial interest in the Company or any of its affiliates other than as auditors.
Board Recommendation - the Board of Directors recommends that you vote FOR the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending September 30, 2026. Unless you instruct otherwise on your proxy card or in person, your proxy will be voted in accordance with the Board’s recommendation.
Representatives of Deloitte & Touche LLP are expected to be present at the 2026 Annual Meeting and will be provided with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

PROPOSAL 3 – TO CAST A NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

    As required by Section 14A of the Security Exchange Act of 1934, this proposal, commonly known as a “say-on-pay” proposal, gives you, as a shareholder the opportunity to endorse or not to endorse our executive compensation program through the following resolution:

    "RESOLVED, that the shareholders approve the compensation paid to our NEOs, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and accompanying narrative disclosure under the Executive Compensation section in this proxy statement."

    The Compensation Committee's compensation objectives are to attract and retain highly qualified individuals with a demonstrated record of achievement; reward past performance, provide incentives for future performance, and align the interests of the NEOs with the interests of the shareholders. To do this, we currently offer a competitive total compensation package. The Compensation Committee has determined that the compensation structure for our NEOs is effective and appropriate.

    The vote on this Proposal 3 is non-binding and advisory in nature, which means that the vote is not binding the Company, our Board of Directors or any of the committees of our Board of Directors. This “say-on-pay” proposal will be held every three (3) years; the next non-binding advisory vote on “say-on-pay” will be held at the 2029 Annual Meeting. The next vote on the frequency of the “say-on-pay” vote will also be held at the 2029 Annual Meeting.
Board Recommendation - The Board of Directors recommends that you vote FOR Proposal 3 relating to the approval of the Company's executive compensation.
PROPOSAL 4 – TO VOTE ON THE FREQUENCY FOR HOLDING THE NON-BINDING ADVISORY VOTE ON SAY-ON-PAY (EVERY ONE, TWO, OR THREE YEARS).

    As required by Section 14A of the Security Exchange Act of 1934, we are seeking the input of our shareholders on the frequency with which we will hold non-binding advisory vote on the compensation of our NEOs. Shareholders will be able to specify one of four choices on this proposal on the proxy card as their recommendation: every 1 year, 2 years, or 3 years, or abstain.

    This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board. However, the Board will take into account the outcome of this vote when making a future decision on the frequency of advisory votes on executive compensation.
Board Recommendation - The Board of Directors recommends that you vote FOR the frequency option of Three Years.

SHAREHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING OF SHAREHOLDERS
A shareholder who intends to present a proposal at the 2027 Annual Meeting, and who wishes to have the proposal included in the Company's proxy statement and form of proxy for that meeting, must deliver the proposal to the Company no later than August 26, 2026. Any shareholder proposal submitted other than for inclusion in the Company's proxy materials for the 2027 Annual Meeting must be delivered to the Company no later than October 30, 2026 or such proposal will be considered untimely. If a shareholder proposal is received after October 30, 2026, the Company may vote, in its discretion as to the proposal, all of the Common Shares for which it has received proxies for the 2027 Annual Meeting.
OTHER MATTERS
The Company knows of no other matters that will come before the 2026 Annual Meeting. In case any other matter should properly come before the 2026 Annual Meeting, it is the intention of the persons named in the enclosed proxy or their substitutions to vote in accordance with their best judgment in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with their judgment pursuant to the discretionary authority conferred by the enclosed proxy.
NO INCORPORATION BY REFERENCE
The Audit Committee Report (including reference to the independence of the Audit Committee members) is not deemed filed with the SEC or subject to the liabilities of Section 18 of the Securities Act of 1933, as amended (“Securities Act”), and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act, or the Exchange Act, except to the extent that we specifically incorporate such information by reference. The section of the Proxy Statement entitled “Proposal to Elect Four (4) Directors,” “Corporate Governance and Board of Director Matters,” “Executive Compensation,” “Director Compensation,” and “Principal Accounting Fees and Services” are specifically incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025.
NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS
The SEC permits companies to send a single set of annual disclosure documents to any household at which two (2) or more stockholders reside, unless contrary instructions have been received, but only if the Company provides advance notice and follows certain procedures. In such cases, such stockholders continue to receive a separate notice of the meeting and proxy card. This “householding” process reduces the volume of duplicate information and reduces printing and mailing expenses. The Company has not instituted householding for shareholders of record; however, a number of brokerage firms may have instituted householding for beneficial owners of the Company’s Common Shares held through such brokerage firms. If your family has multiple accounts holding shares of Common Shares of the Company, you already may have received householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of the annual disclosure documents. The broker will arrange for delivery of a separate copy of this Proxy Statement or our Annual Report promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

EXECUTIVE OFFICERS OF THE COMPANY
Disclosure regarding the executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 filed with the SEC under the heading “Directors, Executive Officers and Corporate Governance”, which is incorporated into this Proxy Statement by reference. This Annual Report will be delivered to our shareholders with the Proxy Statement. Copies of the Company’s filings with the SEC, including the Annual Report, are available to any shareholder through the SEC’s internet website at http://www.sec.gov or in person at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, DC 20549. Information regarding operations of the Public Reference Room may also be obtained by calling the SEC at 1-800-SEC-0330. Shareholders may also access our SEC filings free of charge on the Company’s own internet website at http://www.sifco.com/proxy_materials. The content of the Company’s website is available for informational purposes only, and is not incorporated by reference into this Proxy Statement.

By order of the Board of Directors.	SIFCO Industries, Inc.

December 22, 2025	Megan L. Mehalko, Corporate Secretary

SIFCO INDUSTRIES, INC.

NAME & ADDRESS HERE

As a stockholder of SIFCO Industries, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. EST on January 27, 2026.

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

Vote Your Proxy on the Internet:
Go to http://AALvote.com/SIF
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote Your Proxy by Phone:
Call 1-866-804-9616
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.

CONTROL NUMBER

▼PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▼

SIFCO INDUSTRIES, INC.

ANNUAL MEETING OF STOCKHOLDERS
JANUARY 28, 2026 AT 9:30 a.m. EST

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF SIFCO INDUSTRIES, INC.

The undersigned hereby appoints GEORGE SCHERFF and JENNIFER WILSON the proxies of the undersigned to vote the shares of the undersigned at the Annual Meeting of Shareholders of SIFCO Industries, Inc., to be held at 9:30 a.m. EST on January 28, 2026, and any adjournment or postponement thereof. The Annual Meeting of Shareholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/SIFCO/2026/ by 11:59 p.m. EST on January 27, 2026. On the day of the Annual Meeting of Shareholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmation. Further instructions on how to attend and vote at the Annual Meeting of Shareholders are contained in the Proxy Statement in the section titled *"Online Attendance and Participation at the Annual Meeting."*

If no designation is made, the shares will be voted as the Board of Directors recommends, as indicated on the reverse side and in the discretion of the proxy upon such other matters as may properly come before the Annual Meeting.

NAME & ADDRESS HERE

BARCODE HERE

CONTROL NUMBER

Address Change:
(If you noted any Address Changes above, please mark box.) ☐

WHEN PROPERLY EXECUTED, YOUR PROXY CARD/VOTING INSTRUCTION FORM WILL BE VOTED IN THE MANNER YOU DIRECT. IF YOU DO NOT SPECIFY YOUR CHOICES, YOUR SHARES WILL BE VOTED "FOR" ALL THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3, AND FOR "THREE YEARS" ON PROPOSAL 4, AND, IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Signature ____________________

Date ____________________

Title ____________________

Signature (Joint Owners) ____________________

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on January 28, 2026:

The Proxy Statement and Annual Report are available at:
https://web.viewproxy.com/SIFCO/2026/

▽PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▽

The Board of Directors recommends a vote "FOR" all the nominees listed in Proposal 1, "FOR" Proposals 2 and 3, and "THREE YEARS" for Proposal 4.

Please mark your votes like this ☒

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and mark the box for each nominee you wish to withhold.

Proposal 1. ELECT four (4) DIRECTORS: To elect the following persons for one-year terms expiring at the 2027 Annual Meeting of Shareholders:

NOMINEES:	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT
(1) Robert D. Johnson			☐
(2) Donald C. Molten, Jr.			☐
(3) Alayne L. Reitman			☐
(4) Mark J. Silk			☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

One Year ☐ **Two Years** ☐ **Three Years** ☐ **ABSTAIN** ☐